UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2002

Yi Wan Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-33119	33-0960062
(State of Incorporation)	(Commission File No.)	(IRS Identification No.)

No. 189 Middle Min Zhu Road, Jiawzuo, Henan, P.R. China
(Address of principal executive offices)

86-391-261-6666
(Issuer's telephone number)

All correspondence to:
Brenda Lee Hamilton Esquire
Hamilton, Lehrer and Dargan P.A.
2 East Camino Real Suite 202
Boca Raton Florida 33432
561-416-8956

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Yi Wan Group, Inc. is referred to herein as "the Company", "us", or "we".

Item 1. Changes In Control Of Registrant
Not Applicable.

Item 2. Acquisition Or Disposition Of Assets
Not Applicable.

Item 3. Bankruptcy or Receivership
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.
On October 11, 2002, we received notification from the National Association of Securities Dealers that our common stock has been approved for quotation on the Over the Counter Bulletin Board under the symbol “YIWA”.

Item 6. Resignations of Registrant's Directors.
Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
Not Applicable.

Item 8. Change In Fiscal Year.
Not Applicable.

Item 9. Regulation FD Disclosure.
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yi Wan Group, Inc.

/s/ Cheng Wan Ming     Date: October 14, 2002
By: Cheng Wan Ming
President and Chief Executive Officer

/s/ Wu Zeming     Date: October 14, 2002
By: Wu Zeming
Chief Financial Officer and Principal Accounting Officer